SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             January 14, 2005
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                       PROCESS TECHNOLOGY SYSTEMS, INC.
                       --------------------------------
           (Exact name of registrant as specified in its charter)



    Nevada                       000-29603                      91-2070995
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                            6371 Richmond, #200
                            Houston, Texas 77057
                            --------------------
                   (Address of Principal Executive Offices)

                               (713) 266-8005
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of the Registrant.
          -------------------------------------

          On January 14, 2005, the Company elected Bud Najvar, CPA, to serve on its Board of Directors until the next annual meeting of our stockholders and until his successor is elected and qualified or his prior resignation or termination.

          There were no arrangements or understandings with any other person concerning this election, and Mr. Najvar has not yet been designated to serve on any committees. There also were no related party transactions between the Company and Mr. Najvar.

          Mr. Najvar is a certified public accountant who received his B.B.A. degree from the University of Texas in May of 1979. From May of 1979 to 1980, Mr. Najvar was the staff auditor for Touche Ross & Co. Then, from 1980 to 1990, Mr. Najvar worked for KPMG Peat Marwick in the tax department as well as serving as the firm's liaison to the Corpus Christi business community. Mr. Najvar then worked as the Director of Tax for David Taylor Cadillac from July 1990 through March of 1991. From 1991 to 1997, Mr. Najvar was a sole practitioner focusing on tax and business work. Mr. Najvar then became a partner at May, Swaim & Najvar in 1997, where he worked until 2000 focusing on tax and acquisition work. In May of 2000, through May of 2002, Mr. Najvar was the Senior tax manager at Margolis, Phipps & Wright, P.C. In May of 2002, Mr. Najvar became a partner in Najvar & Najvar, CPA's, whose primary focus is small clients.

Item 5.03 Amendments to Articles of Incorporation or Bylaws
          -------------------------------------------------

          Our Board of Directors has amended our Bylaws as follows pursuant to the provisions of Article XI thereof:

          Section 2.11 Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

         (c) Exhibits.


Description of Exhibit                      Exhibit Number
----------------------                          --------------

Bylaw Amendment                                     3(ii)

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PROCESS TECHNOLOGY SYSTEMS, INC.

Dated: 01/18/05                                /s/ William A. Silvey
       --------                                ---------------------
                                               William A. Silvey, Jr.
                                               President and Director